AllianceBernstein
Fourth Quarter 2007 Review
Fourth Quarter 2007 Review
Gerald M. Lieberman
President & Chief Operating Officer
Lewis A. Sanders
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
January 23, 2008

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
Certain statements in this presentation and our accompanying oral remarks are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following:
the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates. We caution readers to carefully consider our forward-looking statements in light of these factors. Further, these forward-
looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect subsequent events or circumstances. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1A of Form
10-K for the year ended December 31, 2006 and in Part II, Item 1A of Form 10-Q for the quarter ended September 30, 2007.
Any or all of the forward-looking statements that we make in Form 10-K, Form 10-Q, this presentation, or any other public statements we issue may turn out to be wrong. Of course, factors other than those listed in “Risk Factors” could also adversely affect our revenues, financial condition, results of operations, and business prospects.
The forward-looking statements we make in the oral remarks accompanying this presentation include descriptions of certain 2008 initiatives. Some or all of these initiatives may not be realized due to management’s subsequent determination that other activities are a better use of company resources and/or to unanticipated changes in global regulatory and economic environments.
These forward-looking statements also include our belief that the recent market turmoil that hurt hedge fund performance has created opportunities for these funds to provide strong returns for our clients in the future. The actual performance of the capital markets and other factors beyond our control will affect our investment performance for clients and asset inflows.
Our forward-looking statements also address our ability to control expenses and constrain headcount growth in future periods, which depends in part on headcount and office space needed in response to the growth, complexity and global nature of our firm.
Cautions regarding Forward-Looking Statements

4Q 2007
3Q 2007
12 Months*
5.5%
2.0%
(3.3)%
(5.8)%
(0.2)%
(0.2)%
11.8%
4.2%
(0.8)%
7.0%
3.0%
2.8%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Lehman Aggregate Bond

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Fourth Quarter 2007 Review
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*12 months ending December 31, 2007.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - U.S.

4Q 2007
3Q 2007
12 Months*
39.4%
14.4%
11.2%
9.0%
3.6%
2.4%
2.2%
(2.4)%
(1.8)%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets

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Fourth Quarter 2007 Review
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*12 months ending December 31, 2007.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - Non-U.S.

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■ Growth equity services delivered strong returns, exceeding institutional benchmarks
■ Value equity services returns fell below institutional benchmarks
■ Global fixed income results were respectable
■ Blend Strategies performance was relatively neutral
■ Diversified hedge fund services returns were decidedly negative
Investment Performance Summary for 2007

Institutional Investments	Retail	Private Client	Total
Beginning of Period[1]	**$ 513,348**	**$ 189,360**	**$ 110,633**	**$ 813,341**
Sales/New accounts	18,123	10,038	3,480	31,641
Redemptions/Terminations	(5,031)	(9,273)	(1,262)	(15,566)
Cash flow	(4,330)	(1,585)	(987)	(6,902)
Unreinvested dividends	-	(541)	(180)	(721)
Net inflows/(outflows)	**8,762**	**(1,361)**	**1,051**	**8,452**
Transfers[2]	(203)	(57)	260	-
Market depreciation	(13,826)	(4,777)	(2,800)	**(21,403)**
End of Period	**$ 508,081**	**$ 183,165**	**$ 109,144**	**$ 800,390**
% Total at end of period	*63%*	*23%*	*14%*	*100.0%*
% Change from beg of period	*-1%*	*-3%*	*-1%*	***-2%***

(1) Prior period AUM has been increased by $573 million to reflect the assets associated with existing services previously not included.

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Three Months Ended December 31, 2007
$ Millions
Changes in Assets Under Management by Channel

Institutional Investments	Retail	Private Client	Total
Beginning of Period[1]	**$ 455,095**	**$ 166,928**	**$ 94,898**	**$ 716,921**
Sales/New accounts	70,744	46,211	18,287	135,242
Redemptions/Terminations	(33,231)	(37,001)	(4,486)	(74,718)
Cash flow	(19,848)	(2,057)	(4,672)	(26,577)
Unreinvested dividends	(1)	(1,286)	(497)	(1,784)
Net inflows	**17,664**	**5,867**	**8,632**	**32,163**
Transfers[2]	(144)	(552)	696	-
Market appreciation	35,466	10,922	4,918	51,306
End of Period	**$ 508,081**	**$ 183,165**	**$ 109,144**	**$ 800,390**
% Total at end of period	*63%*	*23%*	*14%*	*100%*
% Change from beg of period	*12%*	*10%*	*15%*	***12%***

(1) Prior period AUM has been increased by $26 million to reflect the assets associated with existing services previously not included.

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Twelve Months Ended December 31, 2007
$ Millions
Changes in Assets Under Management by Channel

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period[1]	**$ 397,910**	**$ 195,530**	**$ 194,357**	**$ 25,544**	**$ 813,341**
Sales/New accounts	17,405	7,577	6,510	149	31,641
Redemptions/Terminations	(6,305)	(4,420)	(3,614)	(1,227)	(15,566)
Cash flow	(3,983)	(1,720)	(511)	(688)	(6,902)
Unreinvested dividends	(132)	(102)	(487)	-	(721)
Net inflows/(outflows)	**6,985**	**1,335**	**1,898**	**(1,766)**	**8,452**
Market appreciation/(depreciation)	**(22,384)**	80	1,619	(718)	**(21,403)**
End of Period[2]	**$ 382,511**	**$ 196,945**	**$ 197,874**	**$ 23,060**	**$ 800,390**
% Total at end of period	*48%*	*24%*	*25%*	*3%*	*100%*
% Change from beg of period	*-4%*	*1%*	*2%*	*-10%*	*-2%*

(1) Prior period AUM has been increased by $573 million to reflect the assets associated with existing services previously not included.
(2) Approximately $175 billion in Blend Strategies AUM are reported in their respective services.

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Fourth Quarter 2007 Review
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Three Months Ended December 31, 2007
$ Millions
Changes in Assets Under Management by Investment Service

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period[1]	**$ 335,474**	**$ 174,089**	**$ 176,974**	**$ 30,384**	**$ 716,921**
Sales/New accounts	**71,334**	30,034	32,884	990	135,242
Redemptions/Terminations	(25,252)	(24,999)	(16,013)	(8,454)	(74,718)
Cash flow	(13,878)	(7,756)	(3,190)	(1,753)	(26,577)
Unreinvested dividends	(132)	(102)	(1,550)	-	(1,784)
Net inflows/(outflows)	**32,072**	**(2,823)**	**12,131**	**(9,217)**	**32,163**
Market appreciation	14,965	25,679	8,769	1,893	**51,306**
End of Period[2]	**$ 382,511**	**$ 196,945**	**$ 197,874**	**$ 23,060**	**$ 800,390**
% Total at end of period	*48%*	*24%*	*25%*	*3%*	*100%*
% Change from beg of period	*14%*	*13%*	*12%*	*-24%*	*12%*

(1) Prior period AUM has been increased by $26 million to reflect the assets associated with existing services previously not included.

(2) Approximately $175 billion in Blend Strategies AUM are reported in their respective services.

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Fourth Quarter 2007 Review
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Twelve Months Ended December 31, 2007
$ Millions
Changes in Assets Under Management by Investment Service

($ Billions)	Ended December 31, 2007 3 months	 12 months
Beginning AUM	**$ 513**	**$ 455**
Net Flows	9	18
Market (Depreciation)/Appreciation	(14)	35
Ending AUM	**$ 508**	**$ 508**
% Total	*63%*	*63%*
% Change	*-1%*	*12%*

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Fourth Quarter 2007 Review
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■ Global and International services
 accounted for approximately 93% of
 all new accounts in 4Q07
■ Blend Strategies represented 30% of
 all new accounts in 4Q07
■ 4Q07 market depreciation of
 $14 billion in Value services
■ Pipeline up modestly from 3Q07 at
 nearly $14 billion
■ Pipeline includes $4 billion of defined
 contribution mandates and $3 billion
 of currency mandates
Institutional Investments Highlights

($ Billions)	Ended December 31, 2007 3 months	 12 months
Beginning AUM	**$ 189**	**$ 167**
Net Flows	(1)	6
Transfers[1]	-	(1)
Market (Depreciation)/Appreciation	(5)	11
Ending AUM	**$ 183**	**$ 183**
% Total	*23%*	*23%*
% Change	*-3%*	*10%*

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■ Non-U.S. weakness drives reduction
      in 4Q07 flows
■ 4Q07 market depreciation of
     $5 billion in Value services
■ For 2007, growth in U.S. funds more
     than offset non-U.S. weakness

   ➢ Full year 2007 U.S. net inflows
               were more than 3 times greater
               than 2006
■ “Investment Strategies for Life”(2)
      growth continues as net inflows offset
      market depreciation; AUM > $24
      billion
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
(2) Investment Strategies for Life AUM reflects primarily Retail AUM but includes some Private Client and Institutional Investments AUM.
Retail Highlights

($ Billions)	Ended December 31, 2007 3 months	12 months
Beginning AUM	**$ 111**	**$ 95**
Net Flows	1	9
Transfers[(1)]	-	1
Market (Depreciation)/Appreciation	(3)	4
Ending AUM	**$ 109**	**$ 109**
% Total	*14%*	*14%*
% Change	*-1%*	*15%*

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Fourth Quarter 2007 Review
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(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
Private Client Highlights
■ Fixed Income services added
 AUM in 4Q07 via both net
 inflows and performance
■ 4Q07 Market depreciation of
 $3 billion in Value services
■ Ultra High Net Worth assets
 up 23% year-over-year and
 represent 53% of total Private
 Client AUM
■ Financial Advisor headcount
 at 338 - up 13% in 2007, but
 growth will slow in 2008

AllianceBernstein

Fourth Quarter 2007 Review
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■ Record revenue for both the fourth quarter and full year:

    ➢ 4Q revenue up 33% Y/Y and 14% sequentially, driven by both U.S. and
              European businesses

    ➢ Full year revenue up 13%
■ Coverage initiated in Pharmaceuticals (U.S., Europe), Broadline Retail (U.S.),
 and Telecom Services (U.S.).
■ Ended 2007 with the most publishing senior analysts (43) in the firm's history;
 pipeline of new coverage for '08 remains strong.
Institutional Research Services Highlights

Non-U.S. $316 40%
U.S. $484 60%
U.S. $311 39%
Global & Int'l $489 61%
Non-U.S. $257 36%
U.S. $460 64%
U.S. $332 46%
Global & Int'l $385 54%

by Client Domicile
by Investment Service
$ Billions
Non-U.S.
 up 23%
Global &
Int’l
up 27%
Total AUM at
Dec 31, 2007
$800 Billion
Total AUM at
Dec 31, 2006
$717 Billion
Total AUM
up 12%
Growth in Global Assets

U.S.
Blend
$44
25%
Global
& Int'l
Blend
$131
75%
U.S.
Blend
$38
28%
Global &
Int'l
Blend
$96
72%

$ Billions
Global &
Int’l
up 27%
Non-U.S.
 up 16%
38%
(1) 2007and 2006 Blend Strategies AUM include approximately $7 billion and $4 billion of Blend Fixed Income AUM respectively
Blend
Strategies
 up 31%
Blend Strategies
AUM at
Dec 31, 2007
$175 Billion
Blend Strategies
AUM at
Dec 31, 2006
$134 Billion
Blend AUM by
Service
F.I.
$198
25%
Index
$23
3%
Value
$299
37%
Growth
$112
14%
Blend
Strategies
Growth
Component
$85
 11%
Value
Component
$83
10%
Blend
Strategies
F.I.
$177
25%
Index
$30
4%
Value
$270
38%
Growth
$110
15%
Growth
Component
$64
9%
Value
Component
$66
9%
Total AUM by
Service
Global
& Int’l
 up 36%
Growth in Blend Strategies AUM(1)

-5%
-5%
+18%
+23%
+50%
+35%
+18%
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$3.0
$3.6
$4.8
$7.2
$8.9
$10.5
$10.0
$9.5
2003
2004
2005
2006
1Q07
2Q07
3Q07
4Q07

Hedge Fund AUM
($ Billions)
The information in this display is provided solely for use in connection with this presentation and is not directed towards existing or potential hedge fund investors or investment advisory clients of
AllianceBernstein.
Growth for Full Year 2007 = 31%
Growth in Hedge Fund Assets

4Q 2007	4Q 2006	Percent Change	
Revenues:				
Advisory Fees	$ 895	$ 895	0%	■ - Higher AUM - Favorable mix - Sharply lower Performance Fees
Distribution	122	110	11%	■ Higher average mutual fund AUM
Institutional Research Services	118	89	33%	■ Higher U.S. and European revenues
Dividend and Interest Income	73	86	-15%	■ Exit from stock borrow activity
Investment Gains(Losses)	(40)	28	n/m	■ - M-T-M losses on deferred compensation investments - 4Q07 includes $9 million in Venture Fund gains
Other Revenues	31	29	8%	
Total Revenues	**1,199**	**1,237**	**-3%**	
Less: Interest Expense	30	50	-40%	■ Exit from stock loan activity
Net Revenues	**$ 1,169**	**$ 1,187**	**-1%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Fourth Quarter Revenues

4Q 2007	4Q 2006	Percent Change	
Ending AUM ($ Billions)	**$ 800**	**$ 717**	**12%**	■ Up 12% Y/Y but down $13B (2%) sequentially
Average AUM ($ Billions)	**$ 814**	**$ 689**	**18%**	■ Up 18% Y/Y but only 3% sequentially
By Fee Type ($ Millions):				
Base Fees	$ 871	$ 722	21%	■ Higher AUM and favorable mix
Performance Fees	24	173	-86%	■ Sharply lower hedge fund and long-only Performance Fees
Total	**$ 895**	**$ 895**	**0%**	
By Channel ($ Millions):				
Institutional Investments	$ 387	$ 357	8%	■ - Higher average AUM - Favorable mix - Lower Performance Fees
Retail	246	212	16%	■ Higher average AUM
Private Client	262	326	-19%	■ - Sharply lower Performance Fees - Higher AUM
Total	**$ 895**	**$ 895**	**0%**	

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NOTE: Percentages are calculated using AUM and revenues rounded to the nearest thousand.
AllianceBernstein Fourth Quarter Advisory Fees

4Q 2007	4Q 2006	Percent Change	
Employee Comp & Benefits	$ 471	$ 428	10%	■ - Higher commissions - Higher base compensation (higher headcount) - Lower incentive compensation
Promotion & Servicing	178	164	9%	■ - Higher distribution plan payments - Higher travel expenses - Lower amortization of deferred sales commissions
General & Administrative[1]	165	197	-16%	■ - 4Q06 includes claims processing error charge of $56M - Higher 4Q07 infrastructure expenses - Minority interest expense of $8 million in 4Q07 due to Venture Fund gains
Interest	3	3	20%	
Amortization of Intangibles	5	5	0%	
Total	**$ 822**	**$ 797**	**3%**	

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(1) 4Q06 and full year 2006 General & Administrative expenses include a $56 million claims processing error charge ($54.5 million, net of related income tax benefits).
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Fourth Quarter Operating Expenses

4Q 2007	4Q 2006	Percent Change	
Base Compensation	$ 127	$ 105	20%	■ 14% higher headcount and merit increases
Incentive Compensation	178	189	-6%	■ - M-T-M losses on investment for deferred compensation plans - Lower cash IC - Higher amortization of deferred compensation
Commissions	117	94	25%	■ New business in Private Client, Institutional Investments and Institutional Research Services
Fringes & Other	49	40	22%	■ Higher Recruitment
Total	**$ 471**	**$ 428**	**10%**

AllianceBernstein

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NOTE: Percentages are calculated using expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Fourth Quarter Compensation & Benefits

4Q 2007	4Q 2006	Percent Change	FY2007	FY2006	Percent Change
Net Revenues	$ 1,169	$ 1,187	-1%	$ 4,525	$ 3,951	15%
Operating Expenses[(1)]	822	797	3%	3,153	2,787	13%
Operating Income	347	390	-11%	1,372	1,164	18%
Non-operating income	4	4	7%	16	20	-22%
Income before Taxes	351	394	-11%	1,388	1,184	17%
Income Taxes	41	27	54%	128	75	70%
Net Income	**$ 310**	**$ 367**	**-16%**	**$ 1,260**	**$ 1,109**	**14%**
Operating Margin	29.7%	32.9%		30.3%	29.5%

AllianceBernstein

Fourth Quarter 2007 Review
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(1) 4Q06 and full year 2006 Operating Expenses include a $56 million claims processing error charge ($54.5 million, net of related income tax benefits).
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Fourth Quarter Net Income

4Q 2007	4Q 2006	Percent Change	FY2007	FY2006	Percent Change
AllianceBernstein:						
Net Income	**$ 310**	**$ 367**	**-16%**	**$ 1,260**	**$1,109**	**14%**
Weighted Average Equity Ownership Interest	33.0%	32.6%		32.9%	32.4%	
AllianceBernstein Holding:						
Equity in Earnings	**$ 102**	**$ 120**	**-15%**	**$ 415**	**$ 359**	**16%**
Income Taxes	10	10	-2%	39	34	13%
Net Income	**$ 92**	**$ 110**	**-16%**	**$ 376**	**$ 325**	**16%**
Diluted Net Income Per Unit[(1)]	**$ 1.06**	**$ 1.27**	**-17%**	**$ 4.32**	**$ 3.82**	**13%**
Distributions Per Unit	**$ 1.06**	**$ 1.48**	**-28%**	**$ 4.33**	**$ 4.02**	**8%**

AllianceBernstein

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(1) 4Q06 and full year 2006 Diluted Net Income per Unit include a $0.21 and $0.20 per Unit claims processing error charge, respectively.
NOTE: Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
$ Millions (except per Unit amounts)
AllianceBernstein Holding Financial Results

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AllianceBernstein® and the AB AllianceBernstein Logo are trademarks and service marks owned by AllianceBernstein L.P.

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AllianceBernstein | 24

Index	4Q 07	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	(3.3)	5.5	8.6	28.2
Russell 1000 Growth	(0.8)	11.8	8.7	28.4
Russell 1000 Value	(5.8)	(0.2)	9.3	30.6
MSCI Emerging Markets	3.6	39.4	35.2	146.9
MSCI EAFE	(1.8)	11.2	16.8	59.5
MSCI World	(2.4)	9.0	12.7	43.3
Lehman Aggregate Bond	3.0	7.0	4.6	14.3

Returns in % through December 31, 2007.

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Market Environment

Institutional Equity Composites vs. Benchmarks

Service	4Q07	1 Year	3 Years	5 Years	10 Years	Benchmark
Int'l Lg Cap Growth	0.8	2.0	0.2	0.3	2.5	MSCI EAFE Growth (net)
Global Research Growth	2.7	4.4	2.5	1.5	4.5	MSCI World (net)
U.S. Large Cap Growth	1.6	2.6	1.6	0.3	1.7	Russell 1000 Growth
U.S. Growth	(0.3)	2.1	(0.3)	2.4	1.5	Russell 3000 Growth
U.S. Mid Cap Growth	(2.6)	0.7	(4.4)	1.8	N/A	Russell Mid Cap Growth
U.S. Small Cap Growth	(0.1)	7.4	2.2	1.8	3.4	Russell 2000 Growth
Emerging Markets Growth	0.9	1.5	(0.9)	2.5	3.6	MSCI EM Growth

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees

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Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

Service	4Q07	1 Year	3 Years	5 Years	10 Years	Benchmark
U.S. Diversified Value	(2.1)	(3.2)	(1.5)	(1.2)	N/A	Russell 1000 Value
U.S. Strategic Value	(3.1)	(6.8)	0.3	1.3	1.9	S&P 500
U.S. Strategic Value	(0.6)	(1.2)	(0.4)	(0.5)	0.1	Russell 1000 Value
International Value	(3.8)	(4.4)	1.8	3.3	N/A	MSCI EAFE (Cap, UH)
Global Value	(4.4)	(6.4)	2.1	2.9	3.4	MSCI World (Cap, UH)
Emerging Markets Value	(3.9)	(6.9)	(5.2)	3.4	4.4	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein

(1) Investment performance of composites is presented after investment management fees

Composite and benchmark data through 12/31/07. Performance is preliminary.

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Relative Performance: Institutional Value Equity (After Fees)(1)

Blend Strategies Equity Composites vs. Benchmarks

Service	4Q07	1 Year	3 Years	Since Inception	Benchmark
Global Blend Strategies (2)	(1.1)	(1.2)	2.3	1.9	MSCI World
International Blend Strategies (3)	(0.5)	1.0	0.5	1.3	MSCI EAFE
U.S. Blend Strategies (4)	0.3	0.0	0.2	0.0	S&P 500
Emerging Markets Blend Strategies (5)	(2.1)	(4.7)	(4.0)	2.6	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees (2) Global Blend Strategies Inception = 6/30/03 (3) Int'l Blend Strategies Inception = 12/31/01

(4) U.S. Blend Strategies Inception = 12/31/01 (5) EM Blend Strategies Inception = 12/31/01

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Relative Performance: Blend Strategies Services (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

Service	4Q07	1 Year	3 Years	5 Years	10 Years	Benchmark
Strategic Core Plus	(0.7)	(0.7)	0.0	0.7	N/A	90% Lehman Universal Index; 10% S&P/Citigroup Non-US WGBI (Hedged)
Emerging Mkt. Debt	(0.7)	1.3	1.3	2.3	2.3	JPM EMBI+ (to 3/31/04); JPM EMBI Global (4/1/04-Present)
Corporate Bonds	(1.7)	(3.5)	(1.0)	(0.3)	(0.3)	Custom Corporate Index
Low Duration						Merrill Lynch U.S. Treasury (1-3 Years)
Global Plus	(0.5)	0.2	0.4	1.1	N/A	Lehman Global Aggregate Bond Index (Unhedged)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees

Composite and benchmark data through 12/31/07. Performance is preliminary.

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AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Institutional Fixed Income (After Fees)(1)

4Q 07	Annualized 1 Year	3 Year	5 Year
Fully Diversified Simulation [2]	(1.9)	5.3	8.6	11.9
S&P 500	(3.3)	5.5	8.6	12.8

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates:
Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund 7/1/92; Emerging Markets Fund: 1/1/96; AllianceBernstein Institutional REIT Fund: 7/1/01.
The portfolio was rebalanced quarterly through 12/31/05; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account.
No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: AllianceBernstein and S&P. Mutual Fund, Composite and S&P performance data through 12/31/07. Performance is preliminary.

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
Absolute Performance: Private Client (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

Service	4Q07	1 Year	3 Years	5 Years	10 Years	Benchmark or Lipper Avg.
U.S. Strategic Research Equity (2)	5.3	8.3	0.5	3.3	3.1	S&P 500
U.S. Large Cap Growth	0.9	(0.4)	0.1	(0.5)	(1.9)	Large Cap Growth Avg.
U.S. Growth	(0.5)	(2.2)	(3.5)	(1.6)	(3.5)	Multi Cap Growth Avg.
U.S. Mid Cap Growth	(3.3)	(4.6)	(5.2)	2.6	(4.0)	Mid Cap Growth Avg.
Global Research Growth	1.0	(0.9)	0.9	0.5	N/A	Global Large Cap Growth Avg.

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees (2) Represents US Strategic Research Equity separately managed account service

Net performance is inclusive of the investment management fee only; it does not include the total management fee typically associated with a managed account that may range from 2.0 - 3.0% which includes transaction costs, custodial services and investment advisory fees.

Source: AllianceBernstein, Lipper, and S&P. Mutual fund, Lipper, and S&P performance data through 12/31/07.

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

Service	4Q07	1 Year	3 Years	5 Years	10 Years	Lipper Average
International Value	(3.2)	(5.0)	1.3	2.2	N/A	International Large Cap Value
Growth & Income	2.1	3.3	0.1	0.5	1.3	Large Cap Value
U.S. Small/Mid Cap Value	(0.8)	0.3	(1.2)	(0.4)	N/A	Mid Cap Value
U.S. Value (2)	(3.5)	(6.7)	(1.6)	(0.8)	(6.2)	Large Cap Value
Global Value	(3.9)	(7.8)	(1.9)	(1.9)	N/A	Global Multi Cap Value

* The performance shown for the AllianceBernstein International Value Fund has been revised from what was presented to the public on Wednesday, January 23, 2008.

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees (2) If compared to Multi Cap Value average, 3rd quarter would be (2.68)%, 1-yr would be (4.55)%, 3-yr would be (0.94)%, and 5-yr would be (1.43)%

1

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Value Equity (After Fees)(1)

Retail Fixed Income Funds vs. Peer Group Averages

Service	4Q07	1 Year	3 Years	5 Years	10 Years	Peer Group Average
Global High Yield Portfolio	(0.6)	(0.5)	4.0	3.1	0.0	Morningstar Fixed Income Global High Yield (2)
American Income Portfolio	(0.5)	(0.8)	2.0	3.9	1.2	Morningstar Fixed Income USD (3)
Global Gov't Income	0.0	3.3	5.2	3.1	3.6	Lipper Global Income Funds

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees (2) Formerly: Micropal Fixed Income Global High Yield Peers (3) Formerly: Micropal Fixed Income USD Peers

Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 12/31/07. Performance is preliminary.

|

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

Service	4Q07	1 Year	3 Year	Since Inception [(2)]	Morningstar Average
Wealth Preservation	0.0	0.2	1.0	0.9	Conservative Allocation
Balanced Wealth	(0.8)	(0.9)	1.5	1.4	Moderate Allocation
Wealth Appreciation	(1.0)	(0.1)	2.7	2.5	Large Blend

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees (2) Product performance inception date: 9/2/03; Benchmark performance inception at closest month end after fund inception: 9/30/03
Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 12/31/07.

I

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Wealth Strategies (After Fees)(1)

U.S. Strategic Value	31-Dec-73	+ 2.4 %
U.S. Small/Mid Cap Value	31-Dec-00	+ 4.5
U.S. Diversified Value	30-Jun-86	+ 0.8
Global Diversified Value	31-Mar-98	+ 1.8
Global Strategic Value	30-Apr-01	+ 6.9
Global Value	30-Sep-95	+ 2.8
International Diversified Value	30-Sep-00	+ 3.9
International Strategic Value	31-Mar-01	+ 6.4
International Value (EAFE)	30-Sep-99	+ 4.5
Emerging Markets Value	31-Dec-95	+ 2.5
Australian Value	30-Jun-03	+ 1.2
Canadian Value	31-Dec-97	+ 3.5
European Value	30-Jun-97	+ 2.0
Japan Strategic Value	31-Mar-02	+ 7.1
U.K. Value	30-Jun-00	+ 2.9

U.S. Growth	31-Dec-70	+ 3.8 %
U.S. Small Cap Growth	31-Dec-70	+ 3.2
U.S. Mid Cap Growth	31-Mar-99	+ 2.9
U.S. Large Cap Growth	31-Dec-77	+ 2.9
U.S. Disciplined Growth	31-Dec-87	- 0.3
Global Research Growth	31-Dec-91	+ 4.5
International Large Cap Growth	31-Dec-90	+ 0.6
Emerging Markets Growth	30-Sep-91	+ 1.7
European Concentrated Growth	30-Jun-98	- 1.7
Australian Growth	30-Jun-00	- 0.5
Japan Growth	30-Sep-91	+ 3.1
U.K. Growth	31-Dec-04	+ 1.3

U.S. Style Blend	31-Dec-01	- 0.1 %
Global Style Blend	30-Jun-03	+ 1.9
International Style Blend	31-Dec-01	+ 1.4
Emerging Markets Style Blend	31-Dec-01	+ 2.6

U.S. High Yield	31-Dec-86	- 0.7 %
U.S. Investment-Grade Corporates	31-Dec-91	+ 0.3
U.S. Low Duration	31-Dec-95	- 0.1
U.S. Short Duration	31-Mar-92	- 0.2
U.S. Strategic Core Plus	30-Jun-01	+ 0.3
Global Fixed Income	30-Jun-86	+ 0.4
Global-Plus Fixed Income	30-Jun-01	+ 0.4
Emerging-Market Debt	30-Jun-94	+ 2.9
Europe Core Plus	31-Mar-99	- 1.4
Canadian Core Plus Advanced	30-Sep-02	+ 2.5
Japan Credit	30-Sep-00	0.0

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
Bernstein Value Equities
Inception
Date
 Inception-
Dec 2007
Alliance Growth Equities
Inception
Date
AllianceBernstein. Past performance is no guarantee of future results. Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment
Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
AllianceBernstein Blend Strategies
AllianceBernstein Fixed Income
Net-of-Fee Annualized Relative Performance Premiums
 Inception-
Dec 2007
Investment Performance: Delivering Results for Clients

12/31/07	12/31/06
Assets		
Cash and investments	$ 1,329,907	$ 1,236,311
Cash and securities, segregated	2,236,803	1,863,957
Receivables, net	1,633,583	3,488,278
Goodwill, net	2,893,029	2,893,029
Intangible assets, net	264,209	284,925
Deferred sales commissions, net	183,571	194,950
Other (incl. furniture & equipment, net)	827,652	639,655
Total Assets	**$ 9,368,754**	**$ 10,601,105**
Liabilities and Partners' Capital		
Liabilities:		
Payables	$ 3,297,843	$ 4,916,671
Accounts payable and accrued expenses	389,300	333,007
Accrued compensation and benefits	458,861	392,014
Debt	533,872	334,901
Minority interest in consolidated subsidiaries	147,652	53,515
Total Liabilities	4,827,528	6,030,108
Partners' Capital	4,541,226	4,570,997
Total Liabilities and Partners' Capital	**$ 9,368,754**	**$ 10,601,105**

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
In $ Thousands
AllianceBernstein Consolidated Balance Sheet

Twelve Months Ended	
	12/31/07	12/31/06
Cash Flows From Operating Activities:		
Net income	$ 1,260,444	$ 1,108,601
Non-cash items:		
Amortization and depreciation:		
Amortization of deferred sales commissions	95,481	100,370
Amortization of deferred compensation	49,815	46,500
Depreciation and other amortization	102,394	72,445
Other, net	31,484	(19,898)
Changes in assets and liabilities	(237,532)	(103,728)
Net cash provided by operating activities	**1,302,086**	**1,204,290**
Cash Flows From Investing Activities:		
Purchases of investments	(25,932)	(54,803)
Proceeds from sales of investments	52,393	12,812
Additions to furniture, equipment and leaseholds	(137,547)	(97,073)
Purchase of business, net of cash acquired	-	(16,086)
Net cash used in investing activities	**(111,086)**	**(155,150)**
Cash Flows From Financing Activities:		
Issuance of commercial paper, net	175,750	328,119
Repayment of long-term debt	-	(408,149)
Cash distributions to general partner and unitholders	(1,364,611)	(1,025,461)
Other	4,052	82,427
Net cash used in financing activities	**(1,184,809)**	**(1,023,064)**
Effect of exchange rate change on cash and cash equivalents	10,783	12,414
Net increase in cash and cash equivalents	16,974	38,490
Cash and cash equivalents at the beginning of period	692,658	654,168
Cash and cash equivalents at the end of period	**$ 709,632**	**$ 692,658**

I

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
In $ Thousands
AllianceBernstein Consolidated Statement of Cash Flows

6,000
5,000
4,000
3,000
2,000
1,000
-

	2003	2004	2005	2006	2007
Total Headcount	4,060	4,100	4,312	4,914	5,580

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
Headcount has increased by 37% since the end of 2003,
with the bulk of the growth coming in the last two years
AllianceBernstein Headcount Growth

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$12,003
$16,857
$8,303
$10,663
$13,351
$9,568
$792
$8,452
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Total Net Inflows
$ Millions

10,000
8,000
6,000
4,000
2,000
0
-2,000
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
Institutional
Retail
Private Client

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Net Inflows by Distribution Channel
$ Millions

12,000
10,000
8,000
6,000
4,000
2,000
0
-2,000
-4,000
-6,000
-8,000
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
Growth
Value
Fixed
Passive

I

AllianceBernstein
Fourth Quarter 2007 Review
AllianceBernstein Net Inflows by Investment Service
$ Millions

AllianceBernstein

Fourth Quarter 2007 Review
Proprietary - For AllianceBernstein L.P. use only
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